UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): September 24, 2012

                          SYNERGY RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

          Colorado                        001-35245              20-2835920
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(State or other jurisdiction       (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
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          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

     On September 24, 2012, the Company issued:

          o 64,372 shares of its restricted common stock to five persons in consideration for the assignment to the Company of oil and gas leases;

          o 31,454 shares of its common stock to George Seward, a director of the Company, in consideration for assisting the Company in the acquisition of oil and gas leases;

          o 43,487 shares of its common stock to unrelated parties, in consideration for assisting the Company in the acquisition of oil and gas leases;

          o 83,056 shares of its restricted common stock to one person in consideration for the expansion of an area of mutual interest relating to the future acquisition of oil and gas properties; and

          o 3,750 shares of its common stock to an employee for services rendered.


     The shares of common stock described above were not registered under the Securities Act of 1933 and are restricted securities. The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 in connection with the issuance of these shares. The persons who acquired these shares were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these shares acquired them for their own accounts. The certificates representing these shares will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the issuance of these shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

     See Item 3.02 of this report.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 24, 2012

                                 SYNERGY RESOURCES CORPORATION


                                 By:  /s/ Frank L. Jennings
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                                       Frank L. Jennings, Principal Financial
                                       Officer